EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald Vento, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
This Annual Report on Form 10-K/A of magicJack VocalTec Ltd. for the fiscal year ended December 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the such Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of magicJack VocalTec Ltd.

/s/ Gerald Vento
Gerald Vento
President and Chief Executive Officer

Dated: April 30, 2013

I, Peter Russo, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
This Annual Report on Form 10-K/A of magicJack VocalTec Ltd. for the fiscal year ended December 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the such Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of magicJack VocalTec Ltd.

/s/ Peter Russo
Peter Russo
Chief Financial Officer and Treasurer

Dated: April 30, 2013